EXHIBIT 10(x)

                                                          As of January 1, 1999

First Union National Bank
205 Church Street
New Haven, CT 06510

Gentlemen:

      This letter sets forth our agreements with respect to the obligations described below of Farmstead Telephone Group, Inc. (the "Borrower") to First Union National Bank (successor-in-interest to Affiliated Business Credit Corporation) ("First Union").

      Borrower acknowledges that it is unconditionally indebted to First Union with respect to the revolving loan (the "Revolving Loan") extended by First Union to Borrower in the original principal amount of up to $6,000,000 which is evidenced by, among other things, a Commercial Revolving Loan and Security Agreement dated June 5, 1995, as amended by letter agreements, between Borrower and First Union dated March 11, 1996, May 1, 1996, September 6, 1996, as of May 30, 1997, as of December 1, 1997, May 6, 1998, August 24, 1998, as of September 29, 1998 and as of October 15, 1998 (collectively, the "Loan Agreement") and a $6,000,000 Fourth Amended and Restated Revolving Promissory Note dated as of October 15, 1998 (the "Fourth Amended and Restated Revolving Promissory Note") (the Fourth Amended and Restated Revolving Promissory Note sometimes referred to herein as the "Note"). Borrower acknowledges that the outstanding principal balance of the Note on December 31, 1998 was $1,815,437.39, plus interest accrued and accruing thereon and costs and expenses of collection, including without limitation, attorneys' fees (collectively, the "Indebtedness"). Additionally, Borrower acknowledges that it has no defense, offset, counterclaim or right of recoupment to its obligations with respect to the Indebtedness and further that it has no other claim whatsoever against First Union (whether arising in contract, tort or otherwise) with respect to the Indebtedness or any other matter whatsoever.

      The Borrower has requested that First Union modify the interest rate on the Revolving Loan so as to convert the Revolving Loan from a base rate loan to a loan with interest computed using a LIBOR market index rate (the "Accommodation").

      Capitalized terms used herein that are not defined herein have the meanings ascribed to them in the Loan Agreement.

      First Union has agreed to extend the Accommodations but only on the following terms and conditions:

      1. As an inducement to and in consideration of First Union's agreements contained herein, the Borrower represents, warrants and acknowledges to First Union that (a) all representations and warranties contained in the Loan Agreement and in the other documents executed in connection with the Indebtedness (collectively, including without limitation the Loan Agreement, the "Loan Documents") are true and correct on and as of the date hereof and are incorporated herein by reference and hereby remade; (b) the resolutions previously adopted by the Board of Directors of the Borrower and provided to First Union have not in any way been rescinded or modified and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the transactions described herein; (c) no event of default has occurred or is continuing under any of the Loan Documents and no condition exists which would constitute an event of default thereunder but for the giving of notice or passage of time, or both; and (d) the consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any evidence of indebtedness, agreement or instrument of whatever nature to which Borrower is a party or by which it is bound, does not constitute a default under any of the foregoing, and. does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon Borrower.

      2.    The Loan Agreement is hereby amended as follows:

            (a) All references in the Loan Agreement to the Fourth Amended and Restated Revolving Promissory Note are hereby deleted and "Fifth Amended and Restated Revolving Promissory Note" is substituted therefor. The copy of the Fourth Amended and Restated Revolving Promissory Note attached to the Loan Agreement as Exhibit A is hereby deleted and a copy of the Fifth Amended and Restated Revolving Promissory Note annexed hereto as Schedule A is attached in lieu thereof.

            (b) By deleting Section 3.1(a) in its entirety and substituting therefor the following:

                  "(a) Interest Rate. The Revolving Loan shall bear
            interest (from the date made through and including the date of payment in full), at the per annum rates set forth in the Note."

      3. The Borrower acknowledges and agrees that all indebtedness, liabilities and obligations of the Borrower to First Union, including without limitation, the Indebtedness evidenced by the Notes, shall (except as set forth in the Intercreditor Agreements) continue to be secured by a first lien on and security interest in all of the Borrower's assets, including without limitation the promissory note from FAMS, LLC to Borrower dated December 1, 1997 and all security therefor.

      4. On or before the date hereof, Borrower shall pay or have paid to First Union all fees and expenses and other costs incurred by First Union in connection with the Accommodation contemplated herein (including without limitation, all attorney's and other professional fees and expenses).

      5. Contemporaneously herewith, (a) the Borrower shall execute and deliver to First Union a $6,000,000 Fifth Amended and Restated Revolving Promissory Note (the "Fifth Amended and Restated Revolving Promissory Note"), which shall supersede and replace the Fourth Amended and Restated Revolving Promissory Note, and (b) the Borrower shall execute and deliver to First Union a certificate of Connecticut transaction, all of which shall be in form and content satisfactory to First Union.

      6. This Agreement and the other Loan Documents constitute the entire understanding and agreement among the parties hereto and supersede any prior or contemporaneous oral understanding with respect to the subject matter hereof. Except as expressly modified herein, the Loan Documents remain unmodified and in full force and effect in accordance with their terms. To the extent that there is a conflict between this Agreement and the Loan Documents, the terms of this Agreement shall prevail.

      If the foregoing is in accordance with your agreement, please indicate the same by signing below.

                                       Very truly yours,

                                       FARMSTEAD TELEPHONE GROUP, INC.

                                       By:
                                           --------------------------------
                                           Its

Reviewed and Agreed to:

FIRST UNION NATIONAL BANK

By
   --------------------------------
   Its Vice President

STATE OF CONNECTICUT )
                                       ss:    East Hartford
COUNTY HARTFORD

      On this the 22nd day of January, 1999 before me, the undersigned officer, personally appeared Robert G. LaVigne, who acknowledged that he is the Executive Vice President and CFO of Farmstead Telephone Group, Inc., a Delaware corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, as his and its free act and deed.

      IN WITNESS WHEREOF, I hereunto set my hand

                                       Notary Public
                                       My Commission Expires 5/31/2002

                                                                     Schedule A
                                                                     ----------


FIFTH AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$6,000,000                                                As of January 1, 1999

      For value received, the undersigned, FARMSTEAD TELEPHONE GROUP, INC., a Delaware corporation ("Maker"), promises to pay to FIRST UNION NATIONAL BANK (SUCCESSOR-IN-INTEREST TO AFFILIATED BUSINESS CREDIT CORPORATION), or order ("Lender") at its office at 205 Church Street, New Haven, Connecticut 06510, or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder") may designate, the sum of up to SIX MILLION DOLLARS ($6,000,000), together with interest on the unpaid balance of this Note, beginning as of the date hereof, before or after maturity or judgment, beginning as of the date hereof, before or after maturity or judgment, at the rate equal to the LIBOR Market Index Rate plus two and three-quarters percent (2.75%) per annum, as that rate may change from day to day in accordance with changes in the Libor Market Index Rate. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and attorneys' and other professional fees incurred in any action to collect this Note or to enforce, preserve, realize or foreclose any mortgage, security agreement or other agreement securing this Note or to preserve, enforce, protect or sustain the lien of said mortgage, security agreement or other agreement or in any litigation or controversy arising from or connected with said mortgage, security agreement or other agreement or this Note. As used herein, "LIBOR Market Index Rate" means, for any day, the rate for 1-month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source or interbank quotation).

      The principal amount of this Note shall be advanced, at the sole discretion of Holder, pursuant to a Commercial Revolving Loan and Security Agreement between Maker and Lender dated June 5, 1995, as amended by various letter agreements between Maker and Lender dated March 11, 1996, May 1, 1996, September 6, 1996, as of May 30, 1997, as of December 1, 1997, May 6, 1998, August 24, 1998, September 29, 1998, as of October 15, 1998
and as of the date hereof (collectively, the "CRLSA") and is subject in all respects to the terms and conditions of the CRLSA, including, but not limited to, the repayment terms and the termination date set forth in the CRLSA. Advances and payments on this Note may be evidenced by borrowing certificates, a grid (if any) attached to this Note or similar certificates or documents, or by an internal ledger account of Lender which shall set forth, among other things, the principal amount of any advances and payments thereof. Interest shall be paid on the first business day of each and every month commencing on February 1, 1999. Holder may, in its sole discretion, charge any amounts due hereunder to Maker's revolving loan account maintained with Holder pursuant to the CRLSA.

      Maker agrees that (i) if any installment of interest, principal or other sum due hereunder is not paid when it is due under this Note, the CRLSA or under any instrument evidencing any other obligation of Maker to Holder; or (ii) if Maker or Holder shall terminate the CRLSA; or (iii) if Maker or any guarantor of any obligation of Maker hereunder shall make an assignment for the benefit of creditors or suffer or permit the appointment of a receiver for any part of its property or suffer or permit the filing by or against it of any petition for adjudication, arrangement, reorganization or the like under any bankruptcy or insolvency law; or (iv) if an Event of Default shall occur under the CRLSA or any mortgage, security agreement or any other agreement securing this Note, any other note by Maker to Holder, or in the performance of any other obligation to Holder or any other entity or person; or (v) if there shall be any material adverse change from the present condition or affairs (financial or otherwise) of Maker or any of the guarantors of the obligations of Maker, that in , Holder's reasonable opinion materially impairs its security or increases its risk; then an Event of Default shall have occurred hereunder and, upon the happening of any such event, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of Holder, be immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Upon the occurrence and during the continuance of such an Event of Default, the interest rate on this Note shall automatically increase without notice to a floating per annum rate equal to two percentage points (2.0%) above the rate otherwise in effect hereunder.

      In the event of Maker's failure to pay any installment of interest, and/or to pay any other sum due hereunder or under the CRLSA for more than ten (10) days after the date it is due and payable, without in any way affecting Holder's right to declare an event of default to have occurred, a late charge equal to five percent (5%) of such late payment shall be assessed against Maker and shall be due and payable immediately.

      Notwithstanding any provisions of this Note, it is the understanding and agreement of Maker and Holder (and any guarantors of Maker's liabilities) that the maximum rate of interest to be paid by Maker (or guarantors of Maker's liabilities) to Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Maker under the laws of the State of Connecticut.

Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

      Maker, and each and all guarantors of this Note hereby give Holder a lien and right of setoff for all Maker's liabilities upon and against all the deposits, credits, collateral and property of Maker and guarantors, now or hereafter in the possession or control of Holder or in transit to it. Holder may, upon the occurrence of an event of default hereunder or upon demand for payment of any demand indebtedness owing from Maker to Holder, apply or set off the same, or any part thereof, to any liability of Maker even though unmatured.

      Failure by Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and Holder shall retain the right thereafter to insist upon strict performance by Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

      MAKER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

      MAKER AND EACH AND ALL GUARANTORS OF THIS NOTE ACKNOWLEDGE THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MAKER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER. Maker further, waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all guarantors agree that the time for payment of this Note may be extended at Holder's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Holder, or the release of any party liable for this obligation without affecting the liability of the other parties hereto.

      MAKER ACKNOWLEDGES THAT IT MAKES THE WAIVERS SET FORTH IN THE TWO PRECEDING PARAGRAPHS KNOWINGLY,

VOLUNTARILY AND WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEYS. MAKER FURTHER
ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THE TWO PRECEDING PARAGRAPHS WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      This Note shall be governed by and construed in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions).


                                       FARMSTEAD TELEPHONE GROUP, INC.

                                       By:
                                           --------------------------------
                                           Its

STATE OF CONNECTICUT )
                                       ss:    East Hartford
COUNTY OF HARTFORD   )

      On this the _____ day of January, 1999 before me, the undersigned officer, personally appeared ____________________________, who acknowledged that he is the __________________________ of Farmstead Telephone Group, Inc., a Delaware corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, as his and its free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

                                       Commissioner of the Superior Court
                                       Notary Public
                                       My Commission Expires:

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